     As filed with the Securities and Exchange Commission on October 9, 1998
                                                     Registration No. 333-______

================================================================================
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                     ---------------------------------------

                                    FORM S-8
             REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

                     ---------------------------------------

                                MICROGRAFX, INC.
             (Exact name of registrant as specified in its charter)

                              TEXAS                                                         75-1952080
                 (State or other jurisdiction of                                         (I.R.S. Employer
                  incorporation or organization)                                       Identification No.)

                           1303 ARAPAHO
                        RICHARDSON, TEXAS                                                     75081
             (Address of principal executive offices)                                       (Zip Code)

                     ---------------------------------------

            MICROGRAFX, INC. EMPLOYEE STOCK PURCHASE PLAN, AS AMENDED
                            (Full title of the plan)

                     ---------------------------------------

                      R. EDWIN PEARCE, ESQ.                                                  COPY TO:
                         MICROGRAFX, INC.                                             L. STEVEN LESHIN, ESQ.
                           1303 ARAPAHO                                                JENKENS & GILCHRIST,
                     RICHARDSON, TEXAS 75081                                        A PROFESSIONAL CORPORATION
                          (214) 234-1769                                           1445 ROSS AVENUE, SUITE 3200
                                                                                       DALLAS, TEXAS  75202
               (Name, address and telephone number
            including area code of agent for service)

                     ---------------------------------------

                         CALCULATION OF REGISTRATION FEE

=================================================================================================================================
                                                                        PROPOSED                PROPOSED
                                                   AMOUNT                MAXIMUM                MAXIMUM             AMOUNT OF
             TITLE OF CLASS OF                      TO BE            OFFERING PRICE            AGGREGATE           REGISTRATION
        SECURITIES TO BE REGISTERED           REGISTERED(1)(2)       PER SHARE(3)(4)      OFFERING PRICE(3)(4)        Fee(4)
---------------------------------------------------------------------------------------------------------------------------------
 Common Stock, $0.01 par value per share       550,000 Shares            $ 8.69              $ 4,779,500.00         $ 1,410.00
=================================================================================================================================

         (1) The securities to be registered consist of 550,000 shares reserved for issuance under the Micrografx, Inc. Employee Stock Purchase Plan, as amended (the "Plan").
         (2) Pursuant to Rule 416, this Registration Statement is deemed to include additional shares of Common Stock issuable under the terms of the Plan to prevent dilution resulting from any future stock split, stock dividend or similar transaction.
         (3) Estimated solely for the purpose of calculating the registration fee.
         (4) Calculated pursuant to Rule 457(c) and (h). Accordingly, the price per share of the Common Stock offered hereunder pursuant to the Plan is based on a price per share of $ 8.69, which is the average of the high and low prices reported on the National Association of Securities Dealers, Inc. Automated Quotation System National Market System in the Common Stock as of October 7, 1998, which is a date within five business days prior to the date of filing the registration statement.





================================================================================

                                     PART I

              INFORMATION REQUIRED IN THE SECTION 10(A) PROSPECTUS

ITEM 1.  PLAN INFORMATION*
ITEM 2.  REGISTRANT INFORMATION AND EMPLOYEE PLAN ANNUAL INFORMATION*

                                    PART II

                 INFORMATION REQUIRED IN REGISTRATION STATEMENT

         The registrant hereby incorporates by reference in this Registration Statement its registration statements on Form S-8 previously filed by the registrant with the Securities and Exchange Commission (the "Commission") (Registrations No. 33-41665, 33-71010, 33-86372 and 333-03427), which related to the Plan.

ITEM 8.  EXHIBITS.

         (a)   Exhibits.

               The following documents are filed as a part of this Registration Statement.

       Exhibit          Description of Exhibit
       -------          ----------------------
          3.1*   Articles of Incorporation of the registrant (Exhibit 3.1)

          3.2**  Amendment to Articles of Incorporation of the registrant
                 (Exhibit 3.2)

          3.3*   Amended and Restated Bylaws of the registrant (Exhibit 3.3)

          3.4*** Amendments to Amended and Restated Bylaws of the registrant
                 (Exhibit 3.4)

          4.3****Micrografx, Inc. Employee Stock Purchase Plan, as amended
                 (Exhibit 10.26)

          5.1    Opinion of Jenkens & Gilchrist, a Professional Corporation

         23.1    Consent of Jenkens & Gilchrist, a Professional Corporation
                 (included in their opinion filed as Exhibit 5.1 hereto)

         23.2    Consent of Ernst & Young LLP

         23.3    Consent of Arthur Andersen LLP

---------------

* Filed as the exhibit shown in parenthesis contained in the registrant's Registration Statement on Form S-1 (No. 33-34842) filed with the Commission, incorporated herein by reference.
** Filed as the exhibit shown in parenthesis contained in the registrant's Registration Statement on Form S-1 (No. 33-42195) filed with the Commission, incorporated herein by reference.
*** Filed as the exhibit shown in parenthesis contained in the registrant's Form 10-K for the year ended March 31, 1993, incorporated herein by reference.
**** Filed as the exhibit shown in parenthesis contained in the registrant's Registration Statement on Form S-1 (No. 33-42195), incorporated herein by reference.




---------------------------

     *Information required by Part I to be contained in the Section 10(a) prospectus is omitted from this Registration Statement in accordance with Rule 428 under the Securities Act of 1933, as amended (the Securities Act ), and the Note to Part I of Form S-8.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Act, the registrant certifies that it has reasonable grounds to believe that it meets all the requirements for filing on Form S-8 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Richardson, Texas, on October 8, 1998:

                                MICROGRAFX, INC.


                                By:  /s/ Douglas M. Richard
                                   ------------------------------
                                   Douglas M. Richard,
                                   President and Chief Executive
                                   Officer

                               POWER OF ATTORNEY

         KNOW ALL MEN BY THESE PRESENTS, that each individual whose signature appears below hereby constitutes and appoints Douglas M. Richard and Darryl R. Halbert, and each of them, each with full power to act without the other, his true and lawful attorneys-in-fact and agents, each with full power of substitution to this registration statement, and to file the same with all exhibits thereto and other documents in connection therewith, with the Commission, granting unto said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary to be done in connection therewith, as fully to all intents and purposes as he might or could do in person hereby ratifying and confirming that each of said attorneys-in-fact and agents or his substitutes may lawfully do or cause to be done by virtue hereof.

         Pursuant to the requirements of the Securities Act, this registration statement has been signed by the following persons in the capacities indicated and on the dates indicated:

                 SIGNATURE                                   CAPACITY                             DATE
                 ---------                                   --------                             ----
   /s/ Russell Hogg                            Chairman of the Board of Directors            October 8, 1998
  ---------------------------------------
  Russell Hogg

   /s/ Douglas M. Richard                      President, Chief Executive Officer            October 8, 1998
  ---------------------------------------      and Director
  Douglas M. Richard

   /s/ Darryl R. Halbert                       Vice President, Controller and                October 8, 1998
  ---------------------------------------      Chief Accounting Officer
  Darryl R. Halbert

   /s/ Robert Kamerschen                       Director                                      October 8, 1998
  ---------------------------------------
  Robert Kamerschen

   /s/ Seymour Merrin                          Director                                      October 8, 1998
  ---------------------------------------
  Seymour Merrin

   /s/ Eugene P. Beard                         Director                                      October 8, 1998
  ---------------------------------------
  Eugene P. Beard

                                 EXHIBIT INDEX



                                                                                                  Sequential
      Exhibit                                                                                        Page
       Number                                   Document Description                                Number
       ------                                   --------------------                                ------
    3.1*             Articles of Incorporation of the registrant (Exhibit 3.1)

    3.2**            Amendment to Articles of Incorporation of the registrant (Exhibit 3.2)

    3.3*             Amended and Restated Bylaws of the registrant (Exhibit 3.3)

    3.4***           Amendments to Amended and Restated Bylaws of the registrant (Exhibit 3.4)

    4.3****          Micrografx, Inc. Employee Stock Purchase Plan, as amended (Exhibit 10.26)

    5.1              Opinion of Jenkens & Gilchrist, a Professional Corporation

   23.1              Consent of Jenkens & Gilchrist, a Professional Corporation (included in their opinion filed as Exhibit 5.1 hereto)

   23.2              Consent of Ernst & Young LLP

   23.3              Consent of Arthur Andersen LLP


----------

* Filed as the exhibit shown in parenthesis contained in the registrant's Registration Statement on Form S-1 (No. 33-34842) filed with the Commission, incorporated herein by reference.

** Filed as the exhibit shown in parenthesis contained in the registrant's Registration Statement on Form S-1 (No. 33-42195) filed with the Commission, incorporated herein by reference.

*** Filed as the exhibit shown in parenthesis contained in the registrant's Form 10-K for the year ended March 31, 1993, incorporated herein by reference.

**** Filed as the exhibit shown in parenthesis contained in the registrant's Registration Statement on Form S-1 (No. 33-42195), incorporated herein by reference.